UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2026

Pyxis Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40881	83-1160910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 453-3596

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PYXS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below under Item 5.07, on November 13, 2026 at Pyxis Oncology, Inc.’s (the “Company”) Special Meeting of Stockholders (the “Special Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), from 190,000,000 shares to 380,000,000 shares (the “Authorized Share Increase”). On November 13, 2026, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware to effect the Authorized Share Increase, which became effective upon filing.

The foregoing description is qualified in its entirety by the Charter Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 13, 2026, the Company held the Special Meeting at 10:00 a.m. Eastern Standard Time in a virtual format via live audio webcast. As of October 8, 2026, the Company’s record date, there were a total of 119,583,637 shares of Common Stock outstanding and entitled to vote at the Special Meeting. At the beginning of the Special Meeting, 84,997,679 shares of Common Stock were present virtually, in person or by proxy, and, therefore, a quorum was present. Two items of business were acted upon by the stockholders at the Special Meeting. The final results for the votes regarding each proposal are set forth below.

Proposal One: Approval of the Authorized Share Increase

The stockholders approved the Authorized Share Increase, as described above under Item 5.03, by the following vote:

For	Against	Abstain
78,081,809	6,706,849	209,021

Proposal Two: Approval of one or more adjournments of the Special Meeting to solicit additional proxies, if necessary

The stockholders approved one or more adjournments of the Special Meeting to solicit additional proxies, if necessary, by the following vote:

For	Against	Abstain
78,656,545	6,211,448	129,686

Although Proposal Two was approved, adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to Proposal One.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Pyxis Oncology, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pyxis Oncology, Inc.

Date:	November 13, 2026	By:	/s/ Jitendra Wadhane
Jitendra Wadhane Principal Financial and Accounting Officer